SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement            [ ]  Confidential,  for  Use  of the
[X]  Definitive Proxy Statement                  Commission  Only (as  permitted
[ ]  Definitive Additional Materials             by  Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                           Tri-Continental Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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     (2)  Aggregate number of securities to which transaction applies:

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          pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     N/A
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     N/A
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     (4)  Proposed maximum aggregate value of transaction:

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[ ]  Fee paid previously with preliminary materials:

     --------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           TRI-CONTINENTAL CORPORATION
                    100 Park Avenue, New York, New York 10017

                     New York City Telephone (212) 850-1864
                       Toll-Free Telephone (800) 221-2450

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 18, 2000

To the Stockholders:

     The 70th Annual Meeting of Stockholders (the "Meeting") of Tri-Continental Corporation, a Maryland corporation (the "Corporation"), will be held at the Ritz-Carlton Huntington Hotel, 1401 South Oak Knoll Avenue, Pasadena, California 91106 on May 18, 2000 at 10:00 A.M., for the following purposes:

     (1)  To elect four Directors;

     (2) To Act on a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Corporation for 2000; and

     (3) To transact such other business as may properly come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

     The minute book of the Corporation will be available at the Meeting for inspection by Stockholders.

     The close of business on March 16, 2000 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                             By order of the Board of Directors,

                                             /s/ Frank J. Nasta
                                             Secretary

Dated:  New York, New York, April 19, 2000


                                   ----------

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED
   FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
       IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION,
            WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.
           A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO THE MEETING.

                                                                  April 19, 2000


                           TRI-CONTINENTAL CORPORATION
                    100 PARK AVENUE, NEW YORK, NEW YORK 10017

                                 PROXY STATEMENT
                                     FOR THE
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 2000

     This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Tri-Continental Corporation ("Tri-Continental" or the "Corporation") to be used at the 70th Annual Meeting of Stockholders (the "Meeting") to be held in Pasadena, California on May 18, 2000.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you give no instructions and return your signed Proxy, your shares will be voted (i) for the election of four Directors, (ii) for the ratification of the selection of auditors, and, (iii) at the discretion of the Proxy holders, on any other matter that may properly have come before the Meeting or any adjournment. You may revoke your Proxy or change it by written notice to the Corporation (Attention:
Secretary) or by notice at the Meeting at any time prior to the time it is voted.

     The close of business on March 16, 2000 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, the Corporation had outstanding 752,740 shares of $2.50 cumulative preferred stock (the "Preferred Stock"), each share being entitled to two votes, and 128,529,996 shares of common stock, par value $0.50 (the "Common Stock"), each share being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast.

     In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any management proposal are not received by May 18, 2000, the persons named as Proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such management proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by Proxies indicating a vote against a management proposal will be voted against adjournment in respect of that proposal.

     The Corporation's manager is J. & W. Seligman & Co. Incorporated (the "Manager"). The Corporation's stockholder service agent is Seligman Data Corp. The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Corporation will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report, if any, to any Stockholder upon request to Seligman Data Corp. at 1-800-221-2450.

     It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about April 19, 2000.

                            A. ELECTION OF DIRECTORS
                            ------------------------
                                  (Proposal 1)

     There are twelve Directors presently in office. The Board is currently divided into three classes, and the members of each class hold office for a term of three years unless elected in the interim. The term of one class expires in each year.

     At the Meeting this year, four Directors are to be elected. General John R. Galvin, and Messrs. William C. Morris, James Q. Riordan and Robert L. Shafer, each of whose term will expire at the 2000 Annual Meeting, have been recommended by the Director Nominating Committee of the Board of Directors of the Corporation for election to the class whose term will expire in 2003.

     It is the intention of the persons named in the accompanying form of Proxy to nominate and to vote for the election of General Galvin and Messrs. Morris, Riordan and Shafer. General Galvin has been a Director of the Corporation since 1995, Mr. Morris has been a Director and Chairman of the Corporation since 1988, Mr. Riordan has been a Director of the Corporation since 1989 and Mr. Shafer has been a Director of the Corporation since 1991. All nominees were last elected by Stockholders at the 1997 Annual Meeting.

     Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, Proxies will be voted for the persons the Board of Directors recommends.

     Background information regarding General Galvin and Messrs. Morris, Riordan and Shafer, as well as the other Directors of the Corporation, follows.

                                                                     SECURITIES
                                                                    BENEFICIALLY
                                                                       OWNED,
                                                                    DIRECTLY OR
                        EXPIRATION                                  INDIRECTLY,
                        OF TERM IF                                     AS OF
NAME, PERIOD SERVED AS  ELECTED AS     PRINCIPAL OCCUPATION AND      MARCH 16,
 A DIRECTOR AND (AGE)   A DIRECTOR        OTHER INFORMATION             2000
----------------------  ----------  ------------------------------  ------------
    JOHN R. GALVIN         2003     DEAN,  FLETCHER  SCHOOL OF LAW       886
     1995 TO DATE                   AND    DIPLOMACY    AT   TUFTS     Common
         (70)                       UNIVERSITY,    MEDFORD,    MA.     Shares
                                    DEAN,  FLETCHER  SCHOOL OF LAW
       [PHOTO]                      AND    DIPLOMACY    AT   TUFTS
                                    UNIVERSITY,    MEDFORD,    MA.
                                    General  Galvin   is  Director
                                    or  Trustee  of  each  of  the
                                    Seligman  Group of  investment
                                    companies.+    He   is    also
                                    Chairman   Emeritus   of   the
                                    American Council on Germany; a
                                    Governor  of  the  Center  for
                                    Creative  Leadership;   and  a
                                    Director of Raytheon  Co., the
                                    National  Defense  University,
                                    and the  Institute for Defense
                                    Analyses.  He was  formerly  a
                                    Director       of       USLIFE
                                    Corporation;  Ambassador, U.S.
                                    State      Department      for
                                    negotiations     in    Bosnia;
                                    Distinguished  Policy  Analyst
                                    at Ohio State University;  and
                                    Olin  Distinguished  Professor
                                    of National  Security  Studies
                                    at the United States  Military
                                    Academy.  From  June  1987  to
                                    June 1992,  General Galvin was
                                    the Supreme Allied  Commander,
                                    Europe         and         the
                                    Commander-in-Chief,     United
                                    States European Command.


  WILLIAM C. MORRIS*       2003     CHAIRMAN,  J. & W.  SELIGMAN &    107,197
     1988 TO DATE                   CO.  INCORPORATED,  NEW  YORK,     Common
         (62)                       NY. Mr. Morris is Chairman and     Shares
                                    Chief  Executive   Officer  of
      [PHOTO]                       each of the Seligman  Group of
                                    investment         companies;+
                                    Chairman of Seligman Advisors,
                                    Inc.  and  Seligman  Services,
                                    Inc.;   and  a   Director   of
                                    Seligman Data Corp. He is also
                                    Chairman  of  Carbo   Ceramics
                                    Inc.;   and  a   Director   of
                                    Kerr-McGee Corporation.

                                                                     SECURITIES
                                                                    BENEFICIALLY
                                                                       OWNED,
                                                                    DIRECTLY OR
                        EXPIRATION                                  INDIRECTLY,
                        OF TERM IF                                     AS OF
NAME, PERIOD SERVED AS  ELECTED AS     PRINCIPAL OCCUPATION AND      MARCH 16,
 A DIRECTOR AND (AGE)   A DIRECTOR        OTHER INFORMATION             2000
----------------------  ----------  ------------------------------  ------------
   JAMES Q. RIORDAN        2003     DIRECTOR,   VARIOUS  ORGANIZA-     203,997
     1989 TO DATE                   TIONS, STUART, FL. Mr. Riordan     Common
         (72)                       is a  Director  or  Trustee of     Shares
                                    each of the Seligman  Group of
       [PHOTO]                      investment  companies.+  He is
                                    also a Director  or Trustee of
                                    The    Houston     Exploration
                                    Company,  The Brooklyn Museum,
                                    KeySpan  Energy   Corporation,
                                    and The Committee for Economic
                                    Development.  He was  formerly
                                    Vice    Chairman    of   Mobil
                                    Corporation;   Co-Chairman  of
                                    the Policy  Council of the Tax
                                    Foundation;   a  Director  and
                                    President      of      Bekaert
                                    Corporation; and a Director of
                                    Tesoro  Petroleum   Companies,
                                    Inc.,  Dow  Jones  &  Company,
                                    Inc.  and Public  Broadcasting
                                    Service (PBS).



   ROBERT L. SHAFER        2003     RETIRED   VICE   PRESIDENT  OF      3,000
     1991 TO DATE                   PFIZER  INC.,  NEW  YORK,  NY.     Common
         (67)                       Mr.  Shafer is a  Director  or     Shares
                                    Trustee   of   each   of   the
       [PHOTO]                      Seligman  Group of  investment
                                    companies.+  He  was  formerly
                                    a    Director     of    USLIFE
                                    Corporation.

OTHER DIRECTORS

     The other Directors of the Corporation whose terms will not expire in 2000 are:

                                                                     SECURITIES
                                                                    BENEFICIALLY
                                                                       OWNED,
                                                                    DIRECTLY OR
                        EXPIRATION                                  INDIRECTLY,
                        OF TERM IF                                     AS OF
NAME, PERIOD SERVED AS  ELECTED AS     PRINCIPAL OCCUPATION AND      MARCH 16,
 A DIRECTOR AND (AGE)   A DIRECTOR        OTHER INFORMATION             2000
----------------------  ----------  ------------------------------  ------------
   ALICE S. ILCHMAN        2001     RETIRED    PRESIDENT,    SARAH      7,689
     1990 TO DATE                   LAWRENCE COLLEGE,  BRONXVILLE,     Common
         (65)                       NY. Dr.  Ilchman is a Director     Shares
                                    or  Trustee  of  each  of  the
                                    Seligman  Group of  investment
                                    companies.+    She   is   also
                                    Chairman  of  The  Rockefeller
                                    Foundation  and a  Trustee  of
                                    The   Committee  for  Economic
                                    Development.  She was formerly
                                    a   Trustee   of  The   Markle
                                    Foundation;  and a Director of
                                    the  International  Research &
                                    Exchange  Board  and New  York
                                    Telephone Company.

  FRANK A. MCPHERSON       2001     RETIRED  CHAIRMAN OF THE BOARD     26,533
     1995 TO DATE                   AND CHIEF EXECUTIVE OFFICER OF     Common
         (66)                       KERR-MCGEE        CORPORATION,     Shares
                                    OKLAHOMA    CITY,    OK.   Mr.
                                    McPherson  is  a  Director  or
                                    Trustee   of   each   of   the
                                    Seligman  GROUP OF  INVESTMENT
                                    COMPANIES.+   He  is   also  a
                                    Director   of   Kimberly-Clark
                                    Corporation, Conoco Inc., Bank
                                    of Oklahoma  Holding  Company,
                                    Baptist     Medical    Center,
                                    Oklahoma Chapter of the Nature
                                    Conservancy,  Oklahoma Medical
                                    Research Foundation,  National
                                    Boys   and   Girls   Clubs  of
                                    America,   and  the   Oklahoma
                                    Foundation  for  Excellence in
                                    Education.   He  was  formerly
                                    Chairman of the Oklahoma  City
                                    Chamber  of  Commerce  and the
                                    Oklahoma  City Public  Schools
                                    Foundation;  a Director of the
                                    Federal    Reserve    System's
                                    Kansas City Reserve Bank;  and
                                    a  Member   of  The   Business
                                    Roundtable.

                                                                     SECURITIES
                                                                    BENEFICIALLY
                                                                       OWNED,
                                                                    DIRECTLY OR
                        EXPIRATION                                  INDIRECTLY,
                        OF TERM IF                                     AS OF
NAME, PERIOD SERVED AS  ELECTED AS     PRINCIPAL OCCUPATION AND      MARCH 16,
 A DIRECTOR AND (AGE)   A DIRECTOR        OTHER INFORMATION             2000
----------------------  ----------  ------------------------------  ------------
     JOHN E. MEROW         2002     RETIRED  CHAIRMAN  AND  SENIOR     15,000
     1991 TO DATE                   PARTNER,  SULLIVAN & CROMWELL,     Common
         (70)                       LAW FIRM,  NEW YORK,  NY.  Mr.     Shares
                                    Merow is a Director or Trustee
                                    of each of the Seligman  Group
                                    of investment  companies.+  He
                                    is   also   a   Director    of
                                    Commonwealth Industries, Inc.,
                                    the       Foreign       Policy
                                    Association, the Municipal Art
                                    Society  of New York,  and the
                                    United   States   Council  for
                                    International        Business;
                                    Chairman   of  New   York   --
                                    Presbyterian        Healthcare
                                    Network, Inc. and a Trustee of
                                    New   York   --   Presbyterian
                                    Hospital; Vice Chairman of the
                                    United   States-New    Zealand
                                    Council;  and a Member  of the
                                    American Law Institute and the
                                    Council on Foreign Relations.



   BETSY S. MICHEL            2002  ATTORNEY,    GLADSTONE,    NJ.     1,722
     1985 to Date                   Ms. Michel  is a  Director  or     Common
         (57)                       Trustee   of   each   of   the     Shares
                                    Seligman  Group of  investment
                                    companies.+   She  is  also  a
                                    Trustee  of The  Geraldine  R.
                                    Dodge   Foundation.   She  was
                                    formerly  a  Director  of  The
                                    National     Association    of
                                    Independent            Schools
                                    (Washington,  DC) and Chairman
                                    of the  Board of  Trustees  of
                                    St. Georges  School  (Newport,
                                    R.I.).

                                                                     SECURITIES
                                                                    BENEFICIALLY
                                                                       OWNED,
                                                                    DIRECTLY OR
                        EXPIRATION                                  INDIRECTLY,
                        OF TERM IF                                     AS OF
NAME, PERIOD SERVED AS  ELECTED AS     PRINCIPAL OCCUPATION AND      MARCH 16,
 A DIRECTOR AND (AGE)   A DIRECTOR        OTHER INFORMATION             2000
----------------------  ----------  ------------------------------  ------------
    JAMES C. PITNEY        2002     RETIRED    PARTNER,    PITNEY,     38,394
     1981 TO DATE                   HARDIN,   KIPP  &  SZUCH,  LAW     Common
         (73)                       FIRM,   MORRISTOWN,   NJ.  Mr.     Shares
                                    Pitney   is  a   Director   or
                                    Trustee   of   each   of   the
                                    Seligman  Group of  investment
                                    companies.+  He was formerly a
                                    Director  of  Public   Service
                                    Enterprise Group.

 RICHARD R. SCHMALTZ*      2001     DIRECTOR      AND     MANAGING      3,763
     1997 TO DATE                   DIRECTOR,      DIRECTOR     OF     Common
         (59)                       INVESTMENTS,  J. & W. SELIGMAN     Shares
                                    & CO. INCORPORATED,  NEW YORK,
                                    NY. Mr. Schmaltz is a Director
                                    or  Trustee  of  each  of  the
                                    Seligman  Group of  investment
                                    companies,+ with the exception
                                    of  Seligman  Cash  Management
                                    Fund,   Inc.   He  is  also  a
                                    Trustee   Emeritus   of  Colby
                                    College.   He   was   formerly
                                    Director,  Investment Research
                                    at Neuberger & Berman from May
                                    1993 to  September  1996 and a
                                    member   of   the   Management
                                    Committee      of     Seligman
                                    Henderson Co.

                                                                     SECURITIES
                                                                    BENEFICIALLY
                                                                       OWNED,
                                                                    DIRECTLY OR
                        EXPIRATION                                  INDIRECTLY,
                        OF TERM IF                                     AS OF
NAME, PERIOD SERVED AS  ELECTED AS     PRINCIPAL OCCUPATION AND      MARCH 16,
 A DIRECTOR AND (AGE)   A DIRECTOR        OTHER INFORMATION             2000
----------------------  ----------  ------------------------------  ------------
   James N. Whitson        2002     Retired     Executive     Vice     25,713
     1993 TO DATE                   President and CHIEF  OPERATING     Common
         (65)                       OFFICER       OF       SAMMONS     Shares
                                    ENTERPRISES, INC., DALLAS, TX.
                                    Mr.  Whitson is a Director  or
                                    Trustee   of   each   of   the
                                    Seligman  Group of  investment
                                    companies.+   He  is   also  a
                                    Consultant  to and Director of
                                    Sammons Enterprises, Inc.; and
                                    a   Director   of  C-SPAN  and
                                    CommScope, Inc.




     BRIAN T. ZINO*        2001     DIRECTOR    AND     PRESIDENT,     33,150
     1993 TO DATE                   J.  &  W.    SELIGMAN   &  CO.     Common
         (47)                       INCORPORATED,  NEW  YORK,  NY.     Shares
                                    Mr. Zino is  President of each
                                    of  the   Seligman   Group  of
                                    investment   companies,+  with
                                    the   exception   of  Seligman
                                    Quality  Municipal  Fund, Inc.
                                    and Seligman Select  Municipal
                                    Fund,   Inc.   He  is  also  a
                                    Director or Trustee of each of
                                    the    Seligman    Group    of
                                    investment companies; Chairman
                                    of Seligman Data Corp.;  and a
                                    Director of Seligman Advisors,
                                    Inc.  and  Seligman  Services,
                                    Inc.  He is also a  Member  of
                                    the Board of  Governors of the
                                    Investment  Company  Institute
                                    and a  Director  of ICI Mutual
                                    Insurance Company.

* A director who is or would be an "interested person" of the Corporation, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is indicated by an asterisk (*).

+ The Seligman Group of investment companies consists of the Corporation, Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Global Fund Series, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Time Horizon/Harvester Series, Inc ., and Seligman Value Fund Series, Inc.

     Unless otherwise indicated, Directors have sole voting and investment power with respect to shares shown. Mr. Morris shares voting and investment power with respect to 20,895 shares. At March 16, 2000, all Directors and Officers of the Corporation as a group owned beneficially less than 1% of the Corporation's Common Stock.

     Dr. Ilchman disclaims beneficial ownership of 571 shares in her son's name. Mr. Morris disclaims beneficial ownership of 42,155 shares in five trusts for his children and grandchildren. Mr. Zino disclaims beneficial ownership of 1,422 shares registered in his wife's name.

     As of January 1, 1999, Mr. Schmaltz bought 1,000 Class B common shares of the Manager from the Manager, each at a price of $307.53 per share.

     The Board of Directors met seven times during 1999. The standing committees of the Board include the Board Operations Committee, Audit Committee and
Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Corporation as that term is defined in the 1940 Act. The duties of these Committees are described below.

     BOARD OPERATIONS COMMITTEE. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees, and the selection of legal counsel for the Corporation. The Committee met four times in 1999. Members of the Committee are Messrs. Riordan (Chairman), Galvin, McPherson, Merow, Pitney, Shafer and Whitson, Dr. Ilchman and Ms. Michel.

     AUDIT COMMITTEE. This Committee recommends the independent public accountants for selection as auditors by the Board and Stockholder approval annually. In addition, it reviews, with the auditors and such other persons as it determines, (a) the scope of audit, (b) accounting and financial internal controls, (c) quality and adequacy of the accounting staff and (d) reports of the auditors. The Committee comments to the Board when warranted and at least annually. It is directly available to the auditors and officers of the Corporation for consultation on audit, accounting and related financial matters. The Committee met twice in 1999. Members of this Committee are Messrs. Whitson (Chairman), Galvin, McPherson and Merow and Ms. Michel.

     DIRECTOR NOMINATING COMMITTEE. This Committee recommends to the Board persons to be nominated for election as Directors by the Stockholders and selects and proposes nominees for election by the Board between Annual Meetings. The Committee will consider suggestions from

Stockholders submitted in writing to the Secretary of the Corporation. The Committee met once in 1999. Members of this Committee are Messrs. Pitney (Chairman), Riordan and Shafer and Dr. Ilchman.

     Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which he or she serves.

EXECUTIVE  OFFICERS OF THE  CORPORATION

     Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

                                        POSITION WITH CORPORATION AND
         NAME            AGE     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
CHARLES C. SMITH, JR.   43    VICE  PRESIDENT  AND  PORTFOLIO   MANAGER  OF  THE
                              CORPORATION  since  December  1994. Mr. Smith is a
                              Managing Director of the Manager, a position he has held since January, 1994. He is Vice President and Portfolio Manager of Seligman Common Stock
                              Fund,  Inc. and Seligman  Income Fund,  Inc.;  and
                              Vice  President of Seligman  Portfolios,  Inc. and
                              Portfolio  Manager of its  Seligman  Common  Stock
                              Portfolio and Seligman Income Portfolio.

CHARLES W. KADLEC       54    VICE PRESIDENT OF THE CORPORATION  since May 1996.
                              Mr.  Kadlec is a Managing  Director of the Manager
                              and  Chief   Investment   Strategist  of  Seligman
                              Advisors, Inc.

LAWRENCE P. VOGEL       43    VICE  PRESIDENT OF THE  CORPORATION  since January
                              1992. Mr. Vogel is Senior Vice President,  Finance
                              of the Manager.  He is Vice President of the other
                              investment  companies in the Seligman Group. He is
                              also  Senior Vice  President,  Finance of Seligman
                              Advisors,  Inc.  and  Seligman  Data  Corp.;  Vice
                              President and Treasurer of Seligman International,
                              Inc.; Vice President of Seligman  Services,  Inc..
                              He  formerly   served  as  Treasurer  of  Seligman
                              Henderson Co.

FRANK J. NASTA          35    SECRETARY OF THE CORPORATION since March 1994. Mr.
                              Nasta is General  Counsel,  Senior Vice President,
                              Law and Regulation and Corporate Secretary of the Manager. He is Secretary of the other investment companies in the Seligman Group. He is also
                              Corporate  Secretary of Seligman  Advisors,  Inc.,
                              Seligman Services,  Inc., Seligman  International,
                              Inc., and Seligman Data Corp. He formerly served as Corporate Secretary of Seligman Henderson Co.

THOMAS G. ROSE          42    TREASURER OF THE CORPORATION  since November 1992.
                              Mr. Rose is Treasurer of the other investment companies in the Seligman Group. He is also
                              Treasurer of Seligman Data Corp.

     All Officers are elected annually by the Board and serve until their successors are elected and qualify or their earlier resignation. The address of each of the foregoing Officers is 100 Park Avenue, New York, New York 10017.

REMUNERATION OF DIRECTORS AND OFFICERS

     Directors of the Corporation who are not employees of the Manager or its affiliates each receive from the Corporation retainer fees of $16,500 per year. In addition, such Directors are currently paid a total of $3,000 for each day on which they attend Board and/or Committee meetings, which is shared by the Corporation and the other Seligman Group investment companies meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. Total Directors' fees paid by the Corporation for the year ended December 31, 1999 were as follows:

NUMBER OF DIRECTORS       CAPACITY IN WHICH REMUNERATION        AGGREGATE DIRECT
     IN GROUP                      WAS RECEIVED                   REMUNERATION
------------------         -----------------------------         ---------------
        9               Directors and Members of Committees         $206,830

     Director's attendance, retainer and/or committee fees paid to each Director during 1999 were as follows:

                                       PENSION OR RETIREMENT
                        AGGREGATE        BENEFITS ACCRUED     TOTAL COMPENSATION
                      COMPENSATION          AS PART OF         FROM CORPORATION
NAME                FROM CORPORATION   CORPORATION EXPENSES    AND FUND COMPLEX*
------------------  ----------------   ---------------------  ------------------

John R. Galvin          $ 23,620                -0-                 $82,000
Alice S. Ilchman          22,790                -0-                  80,000
Frank A. McPherson        22,790                -0-                  78,000
John E. Merow             23,620+               -0-                  80,000
Betsy S. Michel           23,620                -0-                  82,000
James C. Pitney           21,990+               -0-                  74,000
James Q. Riordan          22,790                -0-                  80,000
Robert L. Shafer          22,790                -0-                  80,000
James N. Whitson          22,820+               -0-                  80,000
                     -----------
                        $206,830
                     ===========

---------------

*  There are 20 other investment companies in the Seligman Group.

+ Mr. Merow, who had deferred receiving his fees from the Corporation from 1991 up to 1997, has a balance as of December 31, 1999 of $152,032 in his deferred plan, including earnings. Mr. Pitney, who had deferred receiving his fees from the Corporation from 1983 up to 1993, has a balance as of December 31, 1999 of $174,655 in his deferred plan, including earnings. Mr. Whitson has elected to defer receiving his fees from the Corporation. From 1993 through December 31, 1999, Mr. Whitson has a balance of $167,223 in his deferred plan, including earnings.

     No compensation is paid by the Corporation to Directors or Officers of the Corporation who are employees of, or consultants to, the Manager.

     The affirmative vote of a plurality of the votes cast at the Meeting is required to approve the election of each of the proposed Directors.

             YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
                STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE
                NOMINEES TO SERVE AS DIRECTOR OF THE CORPORATION.

                    B. RATIFICATION OF SELECTION OF AUDITORS
                    ----------------------------------------
                                  (Proposal 2)

     In accordance with the requirements of the 1940 Act, the Board of Directors is required to select independent public accountants as auditors of the Corporation for 2000, subject to ratification or rejection by Stockholders.

     The Audit Committee of the Board of Directors has recommended, and the Board of Directors, including a majority of those members who are not "interested persons" of the Corporation (as defined in the 1940 Act), has selected, Deloitte & TOUCHE LLP AS AUDITORS OF THE CORPORATION FOR 2000. THE FIRM OF DELOITTE & TOUCHE LLP has extensive experience in investment COMPANY ACCOUNTING AND AUDITING. IT IS EXPECTED THAT A REPRESENTATIVE OF DELOITTE & TOUCHE LLP will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

     The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of auditors.

               YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE
                 SELECTION OF DELOITTE & TOUCHE LLP AS AUDITORS
                               OF THE CORPORATION.

                                C. OTHER MATTERS
                                ----------------

     The Corporation knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any Stockholder proposal of which the Corporation first received notice after March 8, 2000. In addition, the Corporation's by-laws permit the Corporation to exclude from consideration at the Meeting any Stockholder proposal first brought to the attention of the Corporation after March 21, 2000.

     Notice is hereby given that, under the Securities and Exchange Commission's stockholder proposal rule (Rule 14a-8), any Stockholder proposal that may properly be included in the Proxy solicitation material for the next Annual Meeting, now scheduled for May 2001, must be received by the Corporation no later than December 20, 2000. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Corporation no earlier than February 16, 2001 and no later than March 19, 2001 to be eligible for presentation at the May 2001 Annual Meeting.


                                   D. EXPENSES
                                   -----------

     The Corporation will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or via facsimile or telegraph by Directors, Officers and employees of the Corporation, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp., and the Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their principals. The Corporation has engaged Morrow & Co., Inc., 445 Park Avenue, New York, N.Y. 10022 to assist in soliciting for a fee of $4,000, plus expenses.


                                             By order of the Board of Directors,

                                             /s/ Frank J. Nasta

                                             Secretary

                                   ----------

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL STOCKHOLDERS, INCLUDING THOSE WHO EXPECT TO ATTEND THE MEETING, ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. A PROXY IS NOT REQUIRED FOR ADMISSION TO THE MEETING.

                     TRI-CONTINENTAL
                         CORPORATION


NOTICE OF ANNUAL MEETING
                     OF STOCKHOLDERS
                     AND
                     PROXY STATEMENT


------------------------------------
TIME:  MAY 18, 2000
       10:00 A.M.
------------------------------------

PLACE: RITZ-CARLTON HUNTINGTON HOTEL
       1401 SOUTH OAK KNOLL AVENUE
       PASADENA, CALIFORNIA 91106



--------------------------------------------------------------------------------

  PLEASE DATE, FILL IN AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT IN THE ENCLOSED RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------



                           TRI-CONTINENTAL CORPORATION


                                   MANAGED BY
                                 [SELIGMAN LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

------------------------------------------------------------------------------------------------------------------------------------
                      THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR EACH OF THE NOMINEES AND FOR PROPOSALS 2
------------------------------------------------------------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS                                               [_] FOR           [_] AGAINST       [_] WITHHOLDING AUTHORITY
   NOMINEES: John R. Galvin, William C. Morris, James Q. Riordan,          all nominees      all nominees      for individual
             and Robert L. Shafer                                                                              nominees listed

   ------------------------------------------------------------------

2. Ratification of the selection of Deloitte & Touche LLP as Auditors  [_] FOR           [_] AGAINST       [_] ABSTAIN

---------------------------------------------------------------------

                                                                        DATED                                                 , 2000
                                                                             ------------------------------------------------

                                                                        ------------------------------------------------------------
                                                                        Signature
                                                                        ------------------------------------------------------------
                                                                        Signature (if jointly held)

                                                                        PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY.
                                                                        ONLY ONE  SIGNATURE IS REQUIRED IN CASE OF A JOINT  ACCOUNT.
                                                                        WHEN  SIGNING  IN A  REPRESENTATIVE  CAPACITY,  PLEASE  GIVE
                                                                        TITLE.

YOUR VOTE IS IMPORTANT.  Please  complete,  sign and return this card as soon as possible.
                         Mark each vote with an X in the box.

PROXY                      TRI-CONTINENTAL CORPORATION                 PREFERRED
                      100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of TRI-CONTINENTAL CORPORATION to be held May 18, 2000 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Annual Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR PROPOSAL 2.

THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS

--------------------------------------------------------------------------------
[_] To vote for all items AS RECOMMENDED BY THE BOARD OF DIRECTORS, mark this box, sign, date and return this Proxy. (NO ADDITIONAL VOTE IS NECESSARY.)
--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX.

------------------------------------------------------------------------------------------------------------------------------------
                      THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR EACH OF THE NOMINEES AND FOR PROPOSALS 2
------------------------------------------------------------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS                                               [_] FOR           [_] AGAINST       [_] WITHHOLDING AUTHORITY
   NOMINEES: John R. Galvin, William C. Morris, James Q. Riordan,          all nominees      all nominees      for individual
             and Robert L. Shafer                                                                              nominees listed

   ------------------------------------------------------------------

2. Ratification of the selection of Deloitte & Touche LLP as Auditors  [_] FOR           [_] AGAINST       [_] ABSTAIN

---------------------------------------------------------------------

                                                                        DATED                                                 , 2000
                                                                             ------------------------------------------------

                                                                        ------------------------------------------------------------
                                                                        Signature
                                                                        ------------------------------------------------------------
                                                                        Signature (if jointly held)

                                                                        PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY.
                                                                        ONLY ONE  SIGNATURE IS REQUIRED IN CASE OF A JOINT  ACCOUNT.
                                                                        WHEN  SIGNING  IN A  REPRESENTATIVE  CAPACITY,  PLEASE  GIVE
                                                                        TITLE.

YOUR VOTE IS IMPORTANT.  Please  complete,  sign and return this card as soon as possible.
                         Mark each vote with an X in the box.

PROXY                      TRI-CONTINENTAL CORPORATION                    COMMON
                       100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of TRI-CONTINENTAL CORPORATION to be held May 18, 2000 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Annual Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR PROPOSAL 2.

THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS

--------------------------------------------------------------------------------
[_] To vote for all items AS RECOMMENDED BY THE BOARD OF DIRECTORS, mark this box, sign, date and return this Proxy. (NO ADDITIONAL VOTE IS NECESSARY.)
--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX.